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                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

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[_]  Soliciting Material Pursuant to Rule 14a-12

                         Willamette Industries, Inc.
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               (Name of Registrant as Specified In Its Charter)

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                                                                    News Release

                                              [WILLAMETTE INDUSTRIES, INC. LOGO]


FOR IMMEDIATE RELEASE

June 6, 2001
                     A full copy of this release, as well as other company news, is available at www.wii.com

FOR MORE INFORMATION

Contacts:   Greg Hawley              Cathy Dunn                           Paul Verbinnen/David Reno/
            EVP & CFO                V.P. Communications                  Jim Barron
            Willamette Industries    Willamette Industries                Citigate Sard Verbinnen
            (503) 273-5640           (503) 273-5642                       (212) 687-8080


                          WILLAMETTE ISSUES STATEMENT

PORTLAND, ORE - (NYSE:WLL) - Willamette Industries issued the following comment regarding remarks attributed to Willamette's CEO by a wire service concerning the possible outcome of the annual meeting scheduled for tomorrow.

"In my conversation with the reporter, I did not predict the outcome of the meeting. Clearly the results will only be known once the polls are closed and the votes are counted. We continue to urge Willamette's shareholders to exercise their right to vote. We expect the results to be close and every shareholder's vote is important," said Duane McDougall, Willamette's CEO.

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties and actual results could differ materially from those projected. Such risks and uncertainties include, but are not limited to, the effect of general economic conditions; the level of new housing starts and remodeling activity; the availability and terms of financing for construction; competitive factors, including price pressures; the cost and availability of wood fiber; the effect of natural disasters on the Company's timberlands; construction delays; risk of nonperformance by third parties; and the impact of environmental regulations and other costs associated with complying with such regulations. Please refer to Willamette Industries' Securities and Exchange Commission filings for further information.